UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2018

KMG Chemicals, Inc.

(Exact name of registrant as specified in its charter)

TEXAS	001-35577	75-2640529
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

300 Throckmorton Street, Fort Worth, Texas	76102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 817-761-6100

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02             Termination of a Material Definitive Agreement.

In connection with the consummation of the Merger (defined below), on November 15, 2018, the Credit Agreement (defined below) for KMG Chemicals, Inc., a Texas corporation (“KMG”), has been terminated and repaid in full, and all liens and guarantees in connection have been released simultaneously. As used herein, the “Credit Agreement” means the Credit Agreement dated as of June 15, 2017, by and among KMG, the lenders party thereto, and KeyBank National Association, as administrative agent, as amended by the First Amendment to Credit Agreement, dated as of December 19, 2017, by and between KMG, KeyBank National Association, as administrative agent, and the other parties thereto.

The Credit Agreement is more fully described in KMG’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on June 15, 2017, which description is incorporated herein by reference. The description of the Credit Agreement incorporated by reference is not complete and is subject to and qualified in its entirety by reference to the Credit Agreement.

Item 2.01              Completion of Acquisition or Disposition of Assets.

As previously announced, on August 14, 2018, KMG entered into an Agreement and Plan of Merger (“Merger Agreement”) with Cabot Microelectronics Corporation, a Delaware corporation (“Cabot Microelectronics”), and Cobalt Merger Sub Corporation, a Texas corporation and wholly owned subsidiary of Cabot Microelectronics (“Merger Sub”), providing for the acquisition of KMG by Cabot Microelectronics. On November 15, 2018, Cabot Microelectronics completed the acquisition of KMG. Pursuant to the Merger Agreement, Merger Sub merged with and into KMG, with KMG becoming a direct, wholly owned subsidiary of Cabot Microelectronics (the “Merger”).

At the effective time of the Merger (the “Effective Time”), each outstanding share of KMG common stock, par value $0.01 per share (“KMG Common Stock”), other than (i) any shares of KMG Common Stock held by KMG, Cabot Microelectronics and their subsidiaries at the Effective Time and (ii) shares subject to a KMG Equity Award (as defined below), was automatically converted into the right to receive the following consideration (collectively, the “Merger Consideration”), without interest:

•                  $55.65 in cash (the “Cash Consideration”); and

•                  0.2000 shares of common stock of Cabot Microelectronics, par value $0.001 per share (“CMC Common Stock”).

Immediately prior to closing, each restricted stock unit award and performance stock award relating to shares of KMG Common Stock (each, a “KMG Equity Award”) granted prior to August 14, 2018 vested (with any applicable performance targets deemed satisfied at the level specified in the applicable award agreement) and were cancelled in exchange for the Merger Consideration in respect of each share of KMG Common Stock underlying the applicable KMG Equity Award. In addition, at the Effective Time, each KMG Equity Award granted on or following August 14, 2018 was converted into a corresponding award relating to shares of CMC Common Stock and will continue to vest post-closing in accordance with the terms of the applicable award agreement (which will include vesting on a qualifying termination of employment).

The aggregate amount paid by Cabot Microelectronics as Merger Consideration was approximately $901 million in cash and approximately 3.2 million shares of CMC Common Stock.

The issuance of CMC Common Stock in connection with the Merger was registered under the Securities Act of 1933, as amended, pursuant to Cabot Microelectronics’ registration statement on Form S-4 (File No. 333-227301) (as amended, the “Registration Statement”) filed with the SEC and declared effective on October 9, 2018. The definitive proxy statement/prospectus, dated October 9, 2018, of Cabot Microelectronics and KMG that forms part of the Registration Statement contains additional information about the Merger and the other transactions contemplated in connection therewith.

The foregoing description of the Merger Agreement and the Merger is not intended to be complete and is subject to and qualified in its entirety by reference to the Merger Agreement, which was filed as Exhibit 2.1 to KMG’s Current Report on Form 8-K filed with the SEC on August 17, 2018 and which is incorporated herein by reference.

Item 3.01              Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in Item 2.01 is hereby incorporated by reference herein.

On November 15, 2018, KMG notified the New York Stock Exchange (the “NYSE”) of the effectiveness of the Merger. As a result, trading in KMG Common Stock on the NYSE was suspended and KMG has requested that the NYSE file with the SEC a Form 25 to remove KMG Common Stock from listing on the NYSE and from registration under Section 12(b) of the Securities and Exchange Act of 1934, as amended.

Item 3.03                                           Material Modification to Rights of Security Holders.

The information set forth in Items 2.01, 3.01 and 5.03 is hereby incorporated herein by reference.

Item 5.01                                           Changes in Control of Registrant.

The information set forth in Item 2.01 is incorporated herein by reference.

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the terms of the Merger Agreement, at the Effective Time, all of the members of the board of directors of KMG resigned and were replaced by Scott D. Beamer, H. Carol Bernstein and David H. Li, the members of the board of directors of Merger Sub.

Pursuant to the terms of the Merger Agreement, at the Effective Time, the executive officers of KMG ceased serving in such capacities and Donald E. Barsotti, Scott D. Beamer, H. Carol Bernstein, Charles T. Leen, David H. Li and Erika S. Wilson became officers of KMG.

Item 5.03                                           Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As of the Effective Time, the Restated and Amended Articles of Incorporation of KMG that were in effect immediately before the Effective Time were amended and restated to be in the form attached hereto as Exhibit 3.1. As of the Effective Time, the Amended and Restated Bylaws of KMG that were in effect immediately before the Effective Time were amended and restated to be in the form attached hereto as Exhibit 3.2. The disclosure set forth in Item 2.01 is incorporated herein by reference.

Item 9.01                                           Financial Statements and Exhibits.

(d) Exhibits

2.1

Agreement and Plan of Merger, dated as of August 14, 2018, by and among KMG Chemicals, Inc., Cabot Microelectronics Corporation and Cobalt Merger Sub Corporation (attached as Exhibit 2.1 to the Current Report on Form 8-K of KMG Chemicals, Inc. filed on August 17, 2018).

3.1	Amended and Restated Certificate of Formation of KMG Chemicals, Inc.

3.2	Amended and Restated Bylaws of KMG Chemicals, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KMG Chemicals, Inc.

By:	/s/ Scott D. Beamer	Date: November 15, 2018
Scott D. Beamer
Vice President and Chief Financial Officer